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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: January 13, 1998


                 INTERSTATE LAND INVESTORS I LIMITED PARTNERSHIP
             (Exact name of Registrant as specified in its charter)

       North Carolina                 33-22420-A                 56-1610635
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


             1000 Interstate Tower, 121 W. Trade Street, Charlotte,
                              North Carolina 28202
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (704) 379-9164

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ITEM 4.   Changes in Registrant's Certifying Accountant

          On January 14, 1998, the Registrant engaged Faulkner and Thompson, P.A. to act as the Registrant's independent certified public accountant. Faulkner and Thompson, P. A. replaces Cherry, Bekaert & Holland, L.L.P. who was dismissed on January 13, 1998. There have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Also, the former accountant has issued no qualified or adverse opinion or disclaimers of opinion in the past two years.




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERSTATE LAND INVESTORS I
                                    LIMITED PARTNERSHIP

                                    By: ISC Realty Corporation,
                                        General Partner and Principal
                                        Financial Officer of the Registrant



Date  January 14, 1998              By: /s/ J. Christopher Boone
      -------------------               -------------------------
                                        J. Christopher Boone,
                                        President


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[Cherry Bekaert & Holland letterhead]



Securities and Exchange Commission
Washington, D.C. 20549

We were previously the independent accountants for Interstate Land Investors I, L.P., and on January 16, 1997, we reported on the financial statements of Interstate Land Investors I, L.P., as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996. We have read Interstate Land Investors I, L.P.'s statements included under Item 4 of its Form 8-K dated January 13, 1998, and we agree with such statements.

                                        Cherry Bekaert & Holland, L.L.P.


                                        /s/ Cherry Bekaert & Holland, L.L.P.


Charlotte, North Carolina
January 14, 1998